UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2009

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2009, Huntsman Corporation (the “Company”) entered into a Separation and Release Agreement (the “Agreement”) with Samuel D. Scruggs. Pursuant to the terms of the Agreement, Mr. Scruggs will resign from his position as Executive Vice President, General Counsel and Secretary of the Company and his employment relationship with the Company will terminate effective December 31, 2009 (the “Separation Date”).

Under the Agreement, Mr. Scruggs will receive the following payments and benefits: (a) a lump sum payment of $884,000, equal to 24 months of his base compensation; (b) a lump sum of $18,501 if he is eligible for, and elects, COBRA continuation health care coverage; (c) outplacement services for a period of 12 months after the Separation Date; (d) immediate vesting of the 192,513 previously granted but unvested shares of restricted stock of the Company and payment of $92,697.20 of accrued dividends on such shares; and (e) immediate vesting of previously granted but unvested options to acquire 404,235 shares of common stock of the Company and the extension of the expiration of the options from six months following the date of separation from the Company to the earlier of the original expiration date of the applicable option or December 31, 2014.

The Agreement also contains a standard general release of claims and non-disparagement provisions.

This summary of the Agreement, including all exhibits, is qualified in its entirety by the terms of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Effective January 1, 2009, James R. Moore will serve as the Company’s Executive Vice President, General Counsel and Secretary. Mr. Moore currently serves as the Company’s Chief Environmental Counsel, Deputy General Counsel and Chief Compliance Officer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
10.1	Separation and Release Agreement, dated December 28, 2009, between Huntsman Corporation and Samuel D. Scruggs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ Troy M. Keller
Troy M. Keller
Assistant Secretary

December 29, 2009

EXHIBIT INDEX

Number	Description of Exhibits
10.1	Separation and Release Agreement, dated December 28, 2009, between Huntsman Corporation and Samuel D. Scruggs.